Fees Summary	Aug. 06, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,242,712,500
Previously Paid Amount	0
Total Fee Amount	190,259.28
Total Offset Amount	0
Net Fee	$ 190,259.28